WAIVER AGREEMENT



         THIS WAIVER AGREEMENT, dated as of January 31, 2004, is entered into between Jordan Industries, Inc., an Illinois corporation (the "Company") and the undersigned Persons set forth on the signature page hereto.



                             PRELIMINARY STATEMENT

         WHEREAS, the Company and U.S. Bank Trust National Association have entered into an Indenture, dated as of April 2, 1997, as supplemented by a First Supplemental Indenture dated as of July 25, 1997 and a Second Supplemental Indenture dated as of March 9, 1999 (the Indenture, as supplemented being collectively referred to as the "Indenture"), with respect to the Company's 11-3/4% Senior Subordinated Discount Debentures due 2009 (the "Senior Subordinated Notes");

         WHEREAS, the Company, as part of its refinancing plan, will form a new wholly owned subsidiary holding company named JII Holdings, LLC ("JII Holdings") and, together with JII Holdings Finance Corporation, a new wholly owned subsidiary to be formed by JII Holdings ("JII Holdings Finance", and together with JII Holdings, collectively the "Issuers"), will offer to exchange $700 in aggregate principal amount of new 13% Senior Secured Notes due 2007 (the "New Notes") of the Issuers for each $1,000 in aggregate principal amount of the Company's outstanding Series B and Series D 10 3/8% Senior Notes due 2007, upon the terms and subject to the conditions set forth in the Offering Memorandum/Consent Solicitation Statement dated January 15, 2004 (the "Exchange Offer");

         WHEREAS, the Issuers will enter into an Indenture (the "New Indenture") with respect to the New Notes that will restrict, among other things, JII Holdings' ability to pay dividends and make other distributions to the Company with respect to its ownership of JII Holdings' membership interests;

         WHEREAS, as a result of the foregoing restriction, absent a waiver of the Company's obligation to pay interest on the undersigneds' Senior Subordinated Notes, the Company does not expect to be able to pay interest on all of the Senior Subordinated Notes in accordance with the terms of the Indenture;

         WHEREAS, the undersigned have reviewed the Offering Memorandum/Consent Solicitation Statement and have had the opportunity to ask questions of the Company with respect thereto and are now prepared to enter into this Agreement in order to increase the Company's ability to pay interest on the Senior Subordinated Notes held by Persons other than the undersigned;

         WHEREAS, the undersigned, in order to facilitate the Company's refinancing plan and for the benefit of the Company and the Persons holding Senior Subordinated Notes that are not a party to this Agreement, are willing to waive certain rights commencing on the Effective Date (as defined herein) and continuing through and ending on the earlier to occur of (a) the date on which all of the outstanding principal and interest (or any other amounts owed) on the New Notes and the Senior Subordinated Notes held by Persons other than the undersigned have been paid in full, (b) the date that is six months after the maturity of the Senior Subordinated Notes and (c) the date on which the Company, pursuant to or within the meaning of any Bankruptcy Law: (i) commences a voluntary case, (ii) consents to the entry of an order for relief against it in an involuntary case, (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or (iv) makes a general assignment for the benefit of its creditors (the "Waiver Period"); and

         WHEREAS, in connection with the Exchange Offer, the Company is soliciting consents (the "Senior Subordinated Consent Solicitation") from the holders of its Senior Subordinated Notes to the adoption of proposed amendments (the "Proposed Amendments") to eliminate substantially all of the covenants contained in the Indenture, other than the covenant to pay principal and interest on the Senior Subordinated Notes and certain other immaterial covenants, all as more particularly described in the Company's Senior Subordinated Consent Solicitation Statement and the related consent (the "Senior Subordinated Consent Solicitation Materials") previously delivered to the undersigned; and

         WHEREAS, the undersigned have reviewed the Senior Subordinated Consent Solicitation Materials and have had the opportunity to ask questions of the Company with respect thereto and are now prepared to grant their consent to the Proposed Amendments, on the terms and subject to the conditions set forth in the Senior Subordinated Consent Solicitation Materials; and

         WHEREAS, capitalized terms used herein but not otherwise defined herein shall have the meanings given them in the Indenture.

         NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

         Section 1.  Waiver.

         (a) The undersigned each acknowledge receipt of the Offering Memorandum/Consent Solicitation Statement and confirm that they have each carefully reviewed such memorandum and, subject at all times to the Company not being in Default of its obligation to pay interest in accordance with
Section 4.01 of the Indenture on the Senior Subordinated Notes held by Persons other than the undersigned (the "Payment Condition"), during the Waiver Period, the undersigned hereby waive any rights to take action arising from any Event of Default resulting from the Company's failure to pay interest (including any interest due with respect to overdue installments of interest) on their Senior Subordinated Notes (now owned or hereafter acquired), including any right to accelerate, to enforce remedies or otherwise assert claims as a result thereof. As a result of the foregoing waiver, any such Default in the Company's obligation to pay interest shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Indenture; provided, that the Waiver shall not extend to any other Default or impair any right consequent thereon. In the event the Payment Condition is not satisfied, the foregoing waiver shall be of no further force and effect, and the undersigned shall be free to pursue any rights they may have under the Indenture arising from the Company's failure to pay interest during the Waiver Period.

         (b) Notwithstanding the foregoing, all interest otherwise due on the undersigneds' Senior Subordinated Notes (now owned or hereafter acquired) during the Waiver Period (the "Overdue Interest") shall become immediately due and payable (including interest due on overdue installments of interest calculated in the manner set forth in Section 4.01 of the Indenture) upon expiration of the Waiver Period, and for the avoidance of doubt, the Company agrees to pay the Overdue Interest prior to making any payment of the principal amount of the Senior Subordinated Notes to any holders of Senior Subordinated Notes.

         (c) The undersigned hereby waive, solely in connection with the Company's issuance of the New Notes in the Exchange Offer, the application, if any, of the restrictions contained in Section 4.11(a)(i) of the Indenture.

         (d) The undersigned hereby waive any claim to any funds required to be contributed by the Company to JII Holdings for repayment of indebtedness of JII Holdings and its Subsidiaries.

         Section 2.  Condition Precedent.

         This Agreement shall not become effective until the date on which the closing of the Exchange Offer occurs (the "Effective Date").

         Section 3.  Restrictions on Transfer.

         (a) During the Waiver Period, none of the undersigned may sell, assign or transfer, or offer to sell, assign or transfer or otherwise dispose of (whether by means of a sale, assignment, transfer, exchange, mortgage, pledge, grant of a security interest or other disposition or encumbrance (including, without limitation, by operation of law)) their Senior Subordinated Notes, unless such assignee, transferee or purchaser shall have entered into an agreement with the Company on terms substantially similar to those set forth herein.

         (b) Any sale, exchange or other disposition by the undersigned of any Senior Subordinated Notes in contravention of Section 3(a) of this Agreement shall be void and ineffectual and shall not bind or be recognized by the Company or any other party. No purported assignee shall have any right to receive any principal, premium or interest on any such Senior Subordinated Notes.

        (c) Any Senior Subordinated Notes held in certificated form by the undersigned shall have conspicuously endorsed thereon a legend substantially as follows:

                             "TRANSFER RESTRICTED

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS UPON TRANSFER PURSUANT TO A WAIVER AGREEMENT BY AND BETWEEN THE COMPANY AND THE HOLDER HEREOF. A COPY OF THE WAIVER AGREEMENT MAY BE OBTAINED FROM THE COMPANY WITHOUT CHARGE UPON THE WRITTEN REQUEST OF THE HOLDER HEREOF."

         Section 4. Covenant to Pay Interest on Senior Subordinated Notes. The Company hereby covenants and agrees to use all amounts received from JII Holdings pursuant to clause (3) of the definition of "Permitted Payments to Parent" of the New Indenture to pay interest when due on the aggregate principal amount of Senior Subordinated Notes held by Persons other than the undersigned.

Section 5. Consent to Proposed Amendments. Each of the undersigned acknowledge receipt of and confirm that it has carefully reviewed the Senior Subordinated Consent Solicitation Materials, and each of the undersigned hereby consents to the Proposed Amendments described in the Senior Subordinated Consent Solicitation Materials and the supplemental indenture attached thereto. The undersigned each acknowledge and agree that the consent granted pursuant to this Section 5 shall be binding upon and enforceable against the undersigned without regard to whether the undersigned delivers the consent included within the Senior Subordinated Consent Solicitation Materials prior to the expiration of the Senior Subordinated Consent Solicitation.

         Section 6.  Continuing Effectiveness.

         The Indenture shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect.

         Section 7.  Severability.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 8.  Governing Law.

         This Agreement shall be construed and enforced in accordance with, and interpreted under, the internal laws of the State of New York, without reference to the conflict of laws provisions thereof.

         Section 9.  Counterparts and Methods of Execution.

         This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties, notwithstanding that all parties have not signed the same counterpart.

         Section 10. Titles.

         Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

         IN WITNESS WHEREOF, the Company and the undersigned have caused this Waiver Agreement to be duly executed by their respective officers thereunto duly authorized all as of the day and year first above written.

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       TJT (Luxembourg) Investment Co.,
                                       representing $31,933,495 aggregate
                                       principal amount of Senior
                                       Subordinated Notes

                                       By: /s/ John W. Jordan II
                                           ------------------------------
                                       Name: John W. Jordan II
                                       Title: President


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President



                                       Gretchen Jordan 1998 Trust,
                                       representing $1,666,680 aggregate
                                       principal amount of Senior
                                       Subordinated Notes

                                       By: /s/ Gretchen S. Jordan
                                           -------------------------------
                                       Name: Gretchen S. Jordan
                                       Title: Trustee


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President



                                       John W. Jordan III,  representing
                                       $416,652 aggregate principal amount of
                                       Senior Subordinated Notes

                                       By: /s/ John W. Jordan III
                                           -------------------------------
                                       Name: John W. Jordan III
                                       Title:


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Jennifer Lynn Jordan, representing
                                       $166,654 aggregate principal amount of
                                       Senior Subordinated Notes

                                       By: /s/ Jennifer Lynn Jordan
                                           -------------------------------
                                       Name: Jennifer Lynn Jordan
                                       Title:


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Elizabeth O'Brien Jordan,
                                       representing $499,997 aggregate
                                       principal amount of Senior
                                       Subordinated Notes

                                       By: /s/ Elizabeth O'Brien Jordan
                                           -------------------------------
                                       Name: Elizabeth O'Brien Jordan
                                       Title:


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Barbara M. Zalaznick, representing
                                       $15,116,302 aggregate principal amount
                                       of Senior Subordinated Notes

                                       By: /s/ Barbara M. Zalaznick
                                           -------------------------------
                                       Name: Barbara M. Zalaznick
                                       Title: Owner


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President



                                       Diane G. Quinn, representing $7,540,380
                                       aggregate  principal  amount of
                                       Senior Subordinated Notes

                                       By: /s/ Diane G. Quinn
                                           -------------------------------
                                       Name: Diane G. Quinn
                                       Title:



ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President



                                       Leucadia, representing $18,382,744
                                       aggregate principal amount of Senior
                                       Subordinated Notes

                                       By: /s/
                                           -------------------------------
                                       Name:
                                       Title:



ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Jonathan F. Boucher, representing
                                       $321,680 aggregate principal amount of
                                       Senior Subordinated Notes

                                       By: /s/ Jonathan F. Boucher
                                           -------------------------------
                                       Name: Jonathan F. Boucher
                                       Title:





ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Cumming Foundation, representing
                                       $1,500,000 aggregate principal amount
                                       of Senior Subordinated Notes

                                       By: /s/ Ian M. Cumming
                                           -------------------------------
                                       Name: Ian M. Cumming
                                       Title: President


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Steinberg 92 Charitable Trust,
                                       representing $3,034,626 aggregate
                                       principal amount of Senior
                                       Subordinated Notes

                                       By: /s/ Morton M. Steinberg
                                          --------------------------------
                                       Name: Morton M. Steinberg
                                       Title: Trustee


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President

                                       JORDAN INDUSTRIES, INC.

                                       By: /s/ Gordon L. Nelson, Jr.
                                           -------------------------------
                                       Name: Gordon L. Nelson, Jr.
                                       Title: Senior Vice President


                                       Joseph S. Steinberg, representing
                                       $2,870,625 aggregate principal amount
                                       of Senior Subordinated Notes

                                       By: /s/ Joseph S. Steinberg
                                           -------------------------------
                                       Name: Joseph S. Steinberg
                                       Title:


ACKNOWLEDGED AND ACCEPTED,
on this 18th day of February 2004

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Richard H. Prokosch
    -----------------------------
Name: Richard H. Prokosch
Its: Vice President